SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Filed Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 9, 2003

PRINTRONIX, INC.

(Exact name of issuer as specified in its charter)

DELAWARE	0-9321	95-2903992

(State or other jurisdiction of incorporation) Number)	(Commission File Number)	(IRS Employer Identification

14600 Myford Road, P.O. Box 19559, Irvine, California (Address of principal executive offices)		92623 (Zip Code)

Registrant’s telephone number, including area code: (714) 368-2300

Former name or former address, if changed since last report: Not Applicable

Item 7. Exhibits.

(c)	Exhibits

99.	Press release of Printronix, Inc. dated October 9, 2003.

Item 12. Results of Operations and Financial Condition.

     On October 9, 2003, Printronix, Inc. issued a press release announcing its second quarter for fiscal year 2004 results. A copy of the Company’s release announcing these financial results and certain other information is attached as Exhibit 99 to this Current Report on
Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2003	Printronix, Inc.

	By:	/s/ George L. Harwood

George L. Harwood, Senior Vice President, Finance & IT, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Press release of Printronix, Inc. dated October 9, 2003